UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021

Acropolis Infrastructure Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	01-40584	98-2120451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY 10019	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	ACRO.U	New York Stock Exchange
Shares of Class A common stock	ACRO	New York Stock Exchange
Warrants included as part of the units	ACRO WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 13, 2021, Acropolis Infrastructure Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2021 (File No. 333-254409) and subsequently amended (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000. The Company has granted the underwriters a 30-day over-allotment option to purchase up to an additional 4,500,000 Units.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated July 8, 2021, among the Company and Credit Suisse Securities (USA) LLC, as Representative of the underwriters.

•	A Public Warrant Agreement, dated July 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Private Warrant Agreement, dated July 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated July 8, 2021, among the Company, its officers and directors and Acropolis Infrastructure Acquisition Sponsor, L.P. (the "Sponsor").

•	An Investment Management Trust Agreement, dated July 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated July 8, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated July 8, 2021, between the Company and the Sponsor.

•	An Indemnification Agreement, dated July 8, 2021, between the Company and Geoffrey Strong.

•	An Indemnification Agreement, dated July 8, 2021, between the Company and James Crossen.

•	An Indemnification Agreement, dated July 8, 2021, between the Company and Dylan Foo.

•	An Indemnification Agreement, dated July 8, 2021, between the Company and Theresa M.H. Wise.

•	An Indemnification Agreement, dated July 8, 2021, between the Company and Curtis A. Morgan.

•	An Indemnification Agreement, dated July 8, 2021, between the Company and David Small.

•	An Administrative Services Agreement, dated July 8, 2021, between the Company and the Sponsor.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,235,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Acropolis Infrastructure Acquisition Sponsor, L.P. (the “Sponsor”), generating gross proceeds to the Company of $7.85 million. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2021, Curtis A. Morgan, David Small and Theresa M. H. Wise were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that each of Curtis A. Morgan, David Small and Theresa M. H. Wise is an “independent directors” as defined in the New York Stock Exchange (the “NYSE”) listing standards and applicable Commission rules and will serve on the audit, compensation and nominating and governance committees with David Small serving as chairperson of the audit committee and Curtis A. Morgan serving as chairperson of the compensation committee and Theresa M. H. Wise serving as the chairperson of the nominating and governance committee. The members of the audit, compensation and nominating and corporate governance committees are Curtis A. Morgan, David Small and Theresa M. H. Wise.

On March 31, 2021, the Sponsor sold 50,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Founder Shares”) to each of Curtis A. Morgan, David Small and Theresa M. H. Wise.

Other than the foregoing, none of the directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 13, 2021, in connection with the IPO, the Company adopted the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which both restate and amend the provisions of the amended certificate of incorporation and bylaws, respectively, of the Company. Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $300,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO), and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months (or 27 months upon the satisfaction of the conditions set forth in (ii)) from the closing of the IPO, subject to applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 8, 2021, among the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriters.
3.1	Amended and Restated Certificate of Incorporation of Acropolis Infrastructure Acquisition Corp.
3.2	Amended and Restated Bylaws of Acropolis Infrastructure Acquisition Corp.
4.1	Public Warrant Agreement, dated July 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Private Warrant Agreement, dated July 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 8, 2021, among the Company, its officers and directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated July 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 8, 2021, among the Company, the Sponsor and certain other security holders named therein.
10.4	Private Placement Warrant Purchase Agreement, dated July 8, 2021, between the Company and the Sponsor.
10.5	Indemnification Agreement, dated July 8, 2021, between the Company and Geoffrey Strong.
10.6	Indemnification Agreement, dated July 8, 2021, between the Company and James Crossen.
10.7	Indemnification Agreement, dated July 8, 2021, between the Company and Dylan Foo.
10.8	Indemnification Agreement, dated July 8, 2021, between the Company and Theresa M.H. Wise.
10.9	Indemnification Agreement, dated July 8, 2021, between the Company and Curtis A. Morgan.
10.10	Indemnification Agreement, dated July 8, 2021, between the Company and David Small.
10.11	Administrative Services Agreement, dated July 8, 2021, between the Company and the Sponsor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acropolis Infrastructure Acquisition Corp.

Date: July 13, 2021	By:	/s/ James Crossen
		Name:	James Crossen
		Title:	Chief Financial Officer, Chief Accounting Officer and Secretary